Quality government bonds


can add diversification to


your portfolio.






COLONIAL GOVERNMENT FUNDS   Semiannual Report, February 28, 1998








 . COLONIAL SHORT DURATION U.S. GOVERNMENT FUND

 . COLONIAL INTERMEDIATE U.S. GOVERNMENT FUND

 . COLONIAL FEDERAL SECURITIES FUND

President's Message

  What's inside:

 . The market environment for bonds has continued to be positive.

 . Management strategies that helped the Funds beat their respective Lipper peer averages during the six-month period.

 . Your Fund's holdings and individual performance.


----------------------------------
  Not FDIC     May Lose Value
  Insured      No Bank Guarantee
----------------------------------


  Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.



[PHOTO OF
 HAROLD W. COGGER,
 PRESIDENT
 APPEARS HERE]


Dear shareholders

The past six months have been good for bond fund investors. The economy continued to grow, though at a more moderate pace in the new year. By the end of February the inflation rate was less than 2%.

This downward pressure on inflation stemmed in part from Asia's slumping economy, as competition from low-cost imports restrained any price increases for domestic goods. Troubled Asian economies also worked to slow U.S. economic growth. If U.S. growth continues to slow throughout the year, it could contribute to an increasingly positive outlook for fixed-income securities.

Low inflation, slowing growth and concerns over the global response to Asia caused the Federal Reserve Board to shift to a more neutral monetary policy. While a year ago the Fed raised interest rates as a preemptive strike against inflation, there was no such tightening during the six months ended February 28, 1998. In response to low inflation, interest rates trended downward.

Colonial government funds were positioned to take advantage of this declining interest rate environment, as you'll read in the Portfolio Managers' Report. The managers' strategies worked well; for the six months ended February 28, 1998, Class A shares of each fund achieved the following pre-load total returns:

 . Colonial Short Duration U.S. Government Fund: 3.37%
 . Colonial Intermediate U.S. Government Fund: 5.07%
 . Colonial Federal Securities Fund: 6.23%

We thank you for giving us the opportunity to help you meet your financial goals, and we hope to continue serving you in the years to come.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger, President

April 9, 1998

Portfolio Managers' Report



A good market for bond owners

When you look at both risk and return, Treasury bonds have been attractive for several reasons:

1. Real rates of return have been high. While current interest rates seem low, they are high relative to inflation, as shown in the chart below. What's more, we expect a further slowing of inflation this year, due in part to the severe decline in Asian currency values making imports from the region relatively cheap.

2. U.S. rates remain attractive to foreign investors. The U.S. continues to be a safe haven for fixed-income investors around the world. Comparatively high U.S. rates continue to draw foreign investors.

3. The U.S. government is issuing fewer bonds. The federal budget is close to being balanced. As the deficit decreases, so does the need for the Treasury to issue bonds. With the supply of Treasury bonds dropping, continued demand for these bonds may drive down the interest rates the government must pay on them. In a low interest rate environment accompanied by decreased supply and strong foreign demand, bond prices can rally, producing attractive returns for investors.






Inflation vs. a 10-year Treasury note 1988 to 1998
Today's interest rates may seem low. However, when you compare interest rates to inflation over the last 10 years, you will see that your post-inflation return -- or real rate of return -- is higher today than when interest rates were over 8% in the early '90s.

                             [GRAPH APPEARS HERE]

US Treasury 10-year T-note yields

                   Consumer Price  Interest
                       Index         Rates

       Feb-88           3.9          8.15
       Mar-88           3.9          8.54
       Apr-88           3.9          8.89
       May-88           3.9          9.15
       Jun-88           4            8.87
       Jul-88           4.1          9.11
       Aug-88           4            9.24
       Sep-88           4.2          8.94
       Oct-88           4.2          8.64
       Nov-88           4.2          9.05
       Dec-88           4.4          9.14
       Jan-89           4.7          8.98
       Feb-89           4.8          9.29
       Mar-89           5            9.28
       Apr-89           5.1          9.05
       May-89           5.4          8.6
       Jun-89           5.2          8.08
       Jul-89           5            7.8
       Aug-89           4.7          8.25
       Sep-89           4.3          8.29
       Oct-89           4.5          7.91
       Nov-89           4.7          7.83
       Dec-89           4.6          7.93
       Jan-90           5.2          8.42
       Feb-90           5.3          8.52
       Mar-90           5.2          8.63
       Apr-90           4.7          9.02
       May-90           4.4          8.6
       Jun-90           4.7          8.41
       Jul-90           4.8          8.34
       Aug-90           5.6          8.85
       Sep-90           6.2          8.79
       Oct-90           6.3          8.62
       Nov-90           6.3          8.25
       Dec-90           6.1          8.07
       Jan-91           5.7          8.01
       Feb-91           5.3          8.03
       Mar-91           4.9          8.06
       Apr-91           4.9          8.01
       May-91           5            8.06
       Jun-91           4.7          8.23
       Jul-91           4.4          8.15
       Aug-91           3.8          7.82
       Sep-91           3.4          7.45
       Oct-91           2.9          7.46
       Nov-91           3            7.38
       Dec-91           3.1          6.7
       Jan-92           2.6          7.27
       Feb-92           2.8          7.25
       Mar-92           3.2          7.53
       Apr-92           3.2          7.58
       May-92           3            7.32
       Jun-92           3.1          7.12
       Jul-92           3.2          6.71
       Aug-92           3.1          6.6
       Sep-92           3            6.35
       Oct-92           3.2          6.79
       Nov-92           3            6.94
       Dec-92           2.9          6.69
       Jan-93           3.3          6.36
       Feb-93           3.2          6.02
       Mar-93           3.1          6.02
       Apr-93           3.2          6.01
       May-93           3.2          6.15
       Jun-93           3            5.78
       Jul-93           2.8          5.81
       Aug-93           2.8          5.45
       Sep-93           2.7          5.38
       Oct-93           2.8          5.43
       Nov-93           2.7          5.82
       Dec-93           2.7          5.79
       Jan-94           2.5          5.64
       Feb-94           2.5          6.13
       Mar-94           2.5          6.74
       Apr-94           2.4          7.04
       May-94           2.3          7.15
       Jun-94           2.5          7.32
       Jul-94           2.8          7.11
       Aug-94           2.9          7.17
       Sep-94           3            7.6
       Oct-94           2.6          7.81
       Nov-94           2.7          7.91
       Dec-94           2.7          7.82
       Jan-95           2.8          7.58
       Feb-95           2.9          7.2
       Mar-95           2.9          7.2
       Apr-95           3.1          7.05
       May-95           3.2          6.28
       Jun-95           3            6.2
       Jul-95           2.8          6.43
       Aug-95           2.6          6.28
       Sep-95           2.5          6.18
       Oct-95           2.8          6.02
       Nov-95           2.6          5.74
       Dec-95           2.5          5.57
       Jan-96           2.7          5.58
       Feb-96           2.7          6.1
       Mar-96           2.8          6.33
       Apr-96           2.9          6.67
       May-96           2.9          6.85
       Jun-96           2.8          6.71
       Jul-96           3            6.79
       Aug-96           2.9          6.94
       Sep-96           3            6.7
       Oct-96           3            6.34
       Nov-96           3.3          6.04
       Dec-96           3.3          6.42
       Jan-97           3            6.49
       Feb-97           3            6.55
       Mar-97           2.8          6.9
       Apr-97           2.5          6.72
       May-97           2.2          6.66
       Jun-97           2.3          6.5
       Jul-97           2.2          6.01
       Aug-97           2.2          6.34
       Sep-97           2.2          6.1
       Oct-97           2.1          5.83
       Nov-97           1.8          5.87
       Dec-97           1.7          5.74
       Jan-98           1.6          5.5
       Feb-98           1.4          5.62


Source: Bloomberg -- all rights reserved.

Portfolio Managers' Report


--------------------------------------------------------------------------------
 Active management enables Funds to beat peers
--------------------------------------------------------------------------------

What is Duration?

Duration is a measure of a bond mutual fund's price sensitivity to interest rate movements. It is a mathematical calculation that assesses such factors as the maturities of the bonds in a fund's portfolio, coupon rates and how often they are paid, and prevailing market interest rates. In government bond funds, interest rate risk is the primary consideration. Therefore, the specific benefits and risks of these funds vary by their duration.

Anticipating that interest rates would continue to decline and inflation would remain under control, we kept each Fund's duration in the upper half of its allowable range. Our strategy rewarded investors; in a rallying bond market, each Fund generated price gains consistent with its respective risk profile. All of Colonial's government bond funds outperformed their respective Lipper peer group average for the six months ended February 28, 1998.

We continued to invest heavily in mortgage-backed securities because these securities tend to do well in a stable interest rate environment. However, to help protect against refinancing risk, we reduced the percentage of the portfolio invested in mortgage-backed securities and lowered the average coupon rate of the securities we held.

We also emphasized securities that would be more responsive to declining interest rates. Generally speaking, as interest rates fall, longer-term bonds appreciate in price more than shorter-term securities. For this reason, we kept each Fund's duration relatively high and invested more in Treasury securities.



/s/ Leslie W. Finnemore         /s/ Ann T. Peterson         /s/ William C. Hill
Leslie W. Finnemore               Ann T. Peterson             William C. Hill


Lipper Rankings as of February 28, 1998

           Colonial Short Duration     Colonial Intermediate U.S.       Colonial Federal
            U.S. Government Fund            Government Fund             Securities Fund

            Rank out of total           Rank out of total number       Rank out of total
           number of Short U.S.           of Intermediate U.S.       number of General U.S.
             Government Funds               Government Funds            Government Funds
                   20                              56                         22
6 months        out of 74                      out of 121                 out of 196
--------------------------------------------------------------------------------------------

                   18                              54                         23
1 year          out of 72                      out of 116                 out of 184
--------------------------------------------------------------------------------------------

                   13                              45                         28
3 years         out of 56                       out of 97                 out of 147
--------------------------------------------------------------------------------------------

                    8                              21                         19
5 years         out of 33                       out of 51                  out of 88
--------------------------------------------------------------------------------------------

                   n/a                             13                         12
10 years                                        out of 14                  out of 53
--------------------------------------------------------------------------------------------

These rankings are as of month-end as calculated by Lipper Analytical Services, Inc. Rankings are based on total returns for Class A shares, and reflect reinvestment of dividends and capital gains and do not assume deduction of sales charges.

--------------------------------------------------------------------------------
Colonial Short Duration U.S. Government Fund
--------------------------------------------------------------------------------

Fund Facts: 2/28/98


Duration
1.63 years

Last six months' distributions

Class A                  $0.281
Class B                  $0.249
Class C                  $0.271

SEC yield/1/

Class A                   5.02%
Class B                   4.52%
Class C                   5.03%


Average life breakdown
(As a percentage of net assets)

0 - 2 years              49.19%
2 - 4 years              24.61%
4 - 6 years              10.53%
6 - 8 years               4.24%
8 - 10 years              5.24%
More than 10 years        6.19%


Sector breakdown
(As a percentage of net assets)

   [PIE CHART APPEARS HERE]

Adjustable Rate Mortgage Securities - 22.49%
Cash & Other - 25.13%
Treasury Securities - 25.75%
Fixed-rate Mortgage Securities - 19.01%
Other Agency Securities - 7.62%

 ................................................................................
/1/SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Adviser had not borne certain expenses, the yields would have been 3.98% for Class A, 3.45% for Class B and 3.96% for Class C. A $10,000 investment in Class
B shares made on 2/1/93 (inception) at net asset value (NAV) would have grown to $12,558 on 2/28/98. A $10,000 investment in Class C shares made on 1/4/95 (inception) at NAV would have grown to $12,351 on 2/28/98. The Lehman Brothers Government Bond (1-3 Year) Index is an unmanaged index that tracks the performance of short-term U.S. government securities. Unlike mutual funds, indexes are not investments, do not incur fees or charges and it is not possible to invest in indexes. The Lipper Short U.S. Government Fund Average represents a hypothetical investment in the funds which comprise the Lipper Short U.S. Government Fund Category. Past performance cannot predict future results.
Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 3.25%. The CDSC returns reflect the maximum charge of 4% for 6 months and for one year for Class B shares, and 1% for 6 months and for one year for Class C shares. If the Adviser had not borne certain Fund expenses, total returns would have been lower.
Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this portfolio structure and quality breakdown in the future.

Investing primarily in U.S. government securities, this Fund is designed for relatively low volatility. It is the most conservative of Colonial's three government funds, designed for investors with a short investment time frame.

The Fund invests in mortgage-backed securities -- both fixed-rate and adjustable -- as well as Treasurys and other agency securities. Consistent with its goal of low volatility, it maintains a short duration range of less than three years.

Because we believed interest rates would continue to decline over the last six months, we increased duration within the Fund's allowable range. We also increased our investment in Treasurys. Owning longer-maturity securities benefited investors as interest rates did indeed decline.

We kept a significant portion of your portfolio in mortgage-backed securities, which perform well in stable interest rate environments. However, we used several tactics to help protect the portfolio from the risk of mortgage holders refinancing their loans. We reduced the overall percentage of the Fund invested in these securities and we lowered the average coupon rates of the mortgage-backed securities we held. We also maintained investments in older adjustable-rate mortgage-backed securities which should have lower refinancing risk.

Duration management, increased investment in Treasurys and continued exposure to mortgage-backed securities all contributed to the Fund's strong performance during this period.



Performance of a $10,000 investment in Class A shares 10/1/92 - 2/28/98


                             [GRAPH APPEARS HERE]


                                                           $12,837                             $13,327
                                                      Lipper Short         $13,110              Lehman
                                  $12,684               U.S. Gov't            Fund          Gov't Bond
                              Fund at POP             Fund Average          at NAV      (1-3 yr) Index

Lehman Brothers Short US Govt (1-3) Index
Hypothetical Investment of $10,000

    Date
------------
  9/30/92                       $10,000                  $10,000            $10,000          $10,000
 10/31/92                        $9,666                   $9,938             $9,991           $9,943
 11/30/92                        $9,666                   $9,923             $9,991           $9,932
 12/31/92                        $9,725                  $10,006            $10,051          $10,020
  1/31/93                        $9,774                  $10,105            $10,102          $10,126
  2/28/93                        $9,832                  $10,184            $10,162          $10,207
  3/31/93                        $9,860                  $10,211            $10,192          $10,238
  4/30/93                        $9,908                  $10,267            $10,241          $10,301
  5/31/93                        $9,917                  $10,256            $10,250          $10,276
  6/30/93                        $9,974                  $10,330            $10,309          $10,353
  7/31/93                        $9,999                  $10,358            $10,335          $10,376
  8/31/93                       $10,044                  $10,433            $10,382          $10,462
  9/30/93                       $10,059                  $10,458            $10,397          $10,495
 10/31/93                       $10,083                  $10,474            $10,422          $10,519
 11/30/93                       $10,075                  $10,465            $10,414          $10,521
 12/31/93                       $10,108                  $10,502            $10,447          $10,563
  1/31/94                       $10,161                  $10,569            $10,502          $10,629
  2/28/94                       $10,163                  $10,504            $10,505          $10,564
  3/31/94                       $10,114                  $10,431            $10,454          $10,511
  4/30/94                       $10,056                  $10,392            $10,393          $10,471
  5/31/94                       $10,069                  $10,402            $10,408          $10,484
  6/30/94                       $10,084                  $10,416            $10,422          $10,510
  7/31/94                       $10,129                  $10,494            $10,469          $10,605
  8/31/94                       $10,165                  $10,520            $10,506          $10,640
  9/30/94                       $10,149                  $10,500            $10,490          $10,616
 10/31/94                       $10,149                  $10,520            $10,490          $10,640
 11/30/94                       $10,138                  $10,487            $10,479          $10,595
 12/31/94                       $10,192                  $10,509            $10,534          $10,615
  1/31/95                       $10,310                  $10,629            $10,656          $10,760
  2/28/95                       $10,439                  $10,758            $10,790          $10,906
  3/31/95                       $10,547                  $10,813            $10,901          $10,967
  4/30/95                       $10,633                  $10,896            $10,990          $11,065
  5/31/95                       $10,753                  $11,063            $11,115          $11,254
  6/30/95                       $10,800                  $11,116            $11,163          $11,315
  7/31/95                       $10,815                  $11,146            $11,178          $11,360
  8/31/95                       $10,884                  $11,213            $11,249          $11,428
  9/30/95                       $10,957                  $11,265            $11,325          $11,484
 10/31/95                       $11,029                  $11,348            $11,399          $11,580
 11/30/95                       $11,112                  $11,437            $11,486          $11,678
 12/31/95                       $11,180                  $11,519            $11,555          $11,767
  1/31/96                       $11,247                  $11,598            $11,625          $11,867
  2/29/96                       $11,246                  $11,556            $11,624          $11,820
  3/31/96                       $11,232                  $11,548            $11,609          $11,811
  4/30/96                       $11,273                  $11,559            $11,651          $11,823
  5/31/96                       $11,314                  $11,573            $11,694          $11,849
  6/30/96                       $11,390                  $11,647            $11,773          $11,935
  7/31/96                       $11,445                  $11,690            $11,830          $11,982
  8/31/96                       $11,490                  $11,719            $11,876          $12,026
  9/30/96                       $11,570                  $11,815            $11,959          $12,136
 10/31/96                       $11,674                  $11,930            $12,066          $12,273
 11/30/96                       $11,765                  $12,017            $12,160          $12,364
 12/31/96                       $11,773                  $12,012            $12,169          $12,366
  1/31/97                       $11,839                  $12,067            $12,237          $12,425
  2/28/97                       $11,881                  $12,097            $12,280          $12,455
  3/31/97                       $11,887                  $12,087            $12,286          $12,445
  4/30/97                       $11,978                  $12,177            $12,380          $12,547
  5/31/97                       $12,056                  $12,249            $12,461          $12,635
  6/30/97                       $12,136                  $12,326            $12,543          $12,722
  7/31/97                       $12,252                  $12,452            $12,664          $12,861
  8/31/97                       $12,271                  $12,459            $12,683          $12,874
  9/30/97                       $12,368                  $12,548            $12,783          $12,972
 10/31/97                       $12,453                  $12,629            $12,871          $13,068
 11/30/97                       $12,501                  $12,653            $12,921          $13,100
 12/31/97                       $12,574                  $12,719            $12,997          $13,188
  1/31/98                       $12,656                  $12,826            $13,082          $13,315
  2/28/98                       $12,684                  $12,837            $13,110          $13,327


Average annual total returns as of 2/28/98

Share Class                     A                B                   C
Inception                    10/1/92          2/1/93              1/4/95

                         NAV       POP     NAV     w/CDSC     NAV      w/CDSC
--------------------------------------------------------------------------------
6 months (cumulative)   3.37%     0.01%   3.04%    (0.96)%   3.27%      2.27%
--------------------------------------------------------------------------------
1 year                  6.76      3.29    6.08      2.08     6.55       5.55
--------------------------------------------------------------------------------
5 years                 5.23      4.53    4.55      4.55      --         --
--------------------------------------------------------------------------------
10 years or life        5.13      4.49    4.59      4.59     6.92       6.92
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Colonial Intermediate U.S. Government Fund
--------------------------------------------------------------------------------

Fund Facts: 2/28/98
Duration
4.34 years

Last 6 months' distributions
Class A                  $0.197
----------------------------------
Class B                  $0.172
----------------------------------
Class C                  $0.177
----------------------------------

SEC yield/1/
Class A                   5.20%
----------------------------------
Class B                   4.69%
----------------------------------
Class C                   4.85%
----------------------------------

Average life breakdown
(As a percentage of net assets)
0 - 5 years              48.67%
----------------------------------
5 - 10 years             39.22%
----------------------------------
10 - 15 years             3.53%
----------------------------------
15 - 20 years             0.53%
----------------------------------
20 - 25 years             1.76%
----------------------------------
25 - 30 years             6.29%
----------------------------------

Sector breakdown
(As a percentage of senior securities)

[PIE CHART APPEARS HERE]

   FNMAs               -- 35.20%
   Treasury Securities -- 30.13%
   GNMAs               -- 28.66%
   FHLMCs              --  3.21%
   SBA                 --  2.80%

 ................................................................................

/1/SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Distributor had not waived certain fees, the yield would have been 4.69% for Class C.
A $10,000 investment in Class B shares made on 6/8/92 (inception) at net asset value (NAV) would have grown to $13,321 on 2/28/98. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have been valued at $13,226. A $10,000 investment in Class C shares made on 8/1/97 (inception) at NAV would have grown to $10,395 on 2/28/98. The same investment after deducting the applicable CDSC would have been valued at $10,295 on 2/28/98. The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that tracks the performance of U.S. government securities. Unlike mutual funds, indexes are not investments, do not incur fees or charges and it is not possible to invest in indexes. The Lipper Intermediate U.S. Gov't Average represents a hypothetical investment in the funds which comprise the Lipper Intermediate U.S. Gov't Fund category. Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for six months and one year, 2% for 5 years and 1% since inception for Class B shares, and 1% for six months and one year for Class C shares.
Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this portfolio structure and quality breakdown in the future.

The Fund maintains a conservative portfolio invested primarily in U.S. government securities, with a risk profile similar to a five-year Treasury. The Fund has been managed to maintain an average duration between 2.5 to 5.5 years.

Heading into the second half of 1997, our analysis suggested that interest rates would continue to decline. In response, we kept the Fund's duration in the upper half of its allowable range by investing in more interest rate-sensitive securities. As rates fell throughout the six months that followed, shareholders were rewarded with price gains.

Mortgage-backed securities continued to represent a significant portion of your portfolio. However, the percentage was lower than in prior periods in an effort to protect the portfolio from the risk of mortgage holders refinancing their loans as interest rates declined. We sold some mortgage-backed securities with higher coupons that had greater refinancing risk. These moves strategically lowered the average coupon of the portfolio.

We also rebalanced the Fund's investment within the mortgage sector. During the latter part of the period Japanese investors sold Ginnie Maes causing their prices to fall relative to Fannie Maes. We added Ginnie Maes to your portfolio during this period, because we believed they offered good relative value. We believe that foreign investors will be attracted to the strong U.S. dollar, good market liquidity and high credit quality of Ginnie Maes. If foreign demand for Ginnie Maes returns, their prices should appreciate and we believe the marketplace will realize their fundamental value.

Performance of a $10,000 investment in Class A shares 2/28/88 - 2/28/98

                           [LINE GRAPH APPEARS HERE]


                                                                 Lipper            Lehman
                Fund at POP  Fund at Nav                      Intermediate   Intermediate Gov't
   AS OF DATE    Postload      Preload        AS OF DATE     U.S. Gov't Avg      Bond Index
   ----------    --------      -------        ----------     --------------      -----------
     2/29/88      $9,525       $10,000          2/28/88         $10,000           $10,000
     5/31/88      $9,467        $9,939          5/31/88          $9,834            $9,893
     8/31/88      $9,631       $10,111          8/31/88         $10,011           $10,038
    11/30/88      $9,849       $10,340         11/30/88         $10,261           $10,263
     2/28/89      $9,867       $10,359          2/28/89         $10,332           $10,331
     5/31/89     $10,252       $10,764          5/31/89         $10,772           $10,793
     8/31/89     $10,511       $11,035          8/31/89         $11,104           $11,141
    11/30/89     $10,779       $11,316         11/30/89         $11,487           $11,542
     2/28/90     $10,856       $11,397          2/28/90         $11,455           $11,546
     5/31/90     $11,107       $11,661          5/31/90         $11,666           $11,768
     8/31/90     $11,347       $11,912          8/31/90         $11,900           $12,046
    11/30/90     $11,742       $12,328         11/30/90         $12,378           $12,509
     2/28/91     $12,067       $12,669          2/28/91         $12,765           $12,890
     5/31/91     $12,332       $12,947          5/31/91         $13,029           $13,169
     8/31/91     $12,656       $13,287          8/31/91         $13,457           $13,576
    11/30/91     $13,006       $13,654         11/30/91         $13,986           $14,128
     2/28/92     $13,207       $13,866          2/29/92         $14,234           $14,377
     5/31/92     $13,415       $14,084          5/31/92         $14,495           $14,664
     8/31/92     $13,728       $14,412          8/31/92         $15,129           $15,315
    11/30/92     $13,769       $14,456         11/30/92         $15,063           $15,275
     2/28/93     $14,106       $14,809          2/28/93         $15,778           $15,994
     5/31/93     $14,264       $14,975          5/31/93         $15,937           $16,134
     8/31/93     $14,572       $15,298          8/31/93         $16,515           $16,645
    11/30/93     $14,565       $15,292         11/30/93         $16,472           $16,669
     2/28/94     $14,656       $15,387          2/28/94         $16,466           $16,672
     5/31/94     $14,288       $15,001          5/31/94         $15,932           $16,334
     8/31/94     $14,494       $15,217          8/31/94         $16,137           $16,600
    11/30/94     $14,364       $15,080         11/30/94         $15,863           $16,393
     2/28/95     $14,888       $15,630          2/28/95         $16,548           $17,036
     5/31/95     $15,561       $16,337          5/31/95         $17,414           $17,817
     8/31/95     $15,781       $16,568          8/31/95         $17,673           $18,087
    11/30/95     $16,343       $17,158         11/30/95         $18,270           $18,633
     2/28/96     $16,396       $17,213          2/29/96         $18,324           $18,775
     5/31/96     $16,127       $16,932          5/31/96         $18,057           $18,625
     8/31/96     $16,335       $17,149          8/31/96         $18,283           $18,894
    11/30/96     $17,165       $18,021         11/30/96         $19,203           $19,687
     2/28/97     $17,110       $17,963          2/28/97         $19,135           $19,688
     5/31/97     $17,293       $18,155          5/31/97         $19,353           $19,951
     8/31/97     $17,746       $18,631          8/31/97         $19,863           $20,414
    11/30/97     $18,261       $19,171         11/30/97         $20,433           $20,922
     2/28/98     $18,645       $19,575          2/28/98         $20,857           $21,345

Average annual total returns as of 2/28/98

Share Class                        A                      B                    C
Inception                      10/13/87                6/8/92          8/1/97(cumulative)
                            NAV        POP          NAV     w/CDSC        NAV    w/CDSC
-----------------------------------------------------------------------------------------
6 months (cumulative)       5.07%     0.08%        4.68%    (0.32)%      4.76%     3.76%
-----------------------------------------------------------------------------------------
1 year                      8.98      3.80         8.17      3.17         --        --
-----------------------------------------------------------------------------------------
5 years                     5.74      4.71         4.95      4.63         --        --
-----------------------------------------------------------------------------------------
10 years or life            6.95      6.43         5.13      5.00        3.95      2.95
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Colonial Federal Securities Fund
--------------------------------------------------------------------------------

Fund Facts: 2/28/98
Duration
5.79 years

Last 6 months' distributions
Class A                  $0.329
---------------------------------------
Class B                  $0.289
---------------------------------------
Class C                  $0.297
---------------------------------------

SEC yield/1/
Class A                   5.69%
---------------------------------------
Class B                   5.21%
---------------------------------------
Class C                   5.34%
---------------------------------------

Average life breakdown
(As a percentage of senior securities)
0 - 5 years              26.72%
---------------------------------------
5 - 10 years             43.77%
---------------------------------------
10 - 15 years            15.03%
---------------------------------------
15 - 20 years            11.83%
---------------------------------------
20 - 25 years             2.65%
---------------------------------------

Sector breakdown
(As a percentage of senior securities)


[PIE CHART APPEARS HERE]

       Treasury Securities -- 30.63%
       FNMAs               -- 14.28%
       FHLMCs              -- 18.70%
       WL/ABS              -- 12.00%
       CMO                 --  5.77%
       GNMAs               -- 18.62%

 ................................................................................

/1/SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Distributor had not waived certain fees, the yield would have been 5.19% for Class C.
A $10,000 investment in Class B shares made on 6/8/92 (inception) at net asset value (NAV) would have grown to $14,513 on 2/28/98. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have been valued at $14,413 on 2/28/98. A $10,000 investment in Class C shares made on 8/1/97 (inception) at NAV would have grown to $10,453 on 2/28/98. The same investment after deducting the applicable CDSC would have been valued at $10,353 on 2/28/98. The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that tracks the performance of U.S. government securities. Unlike mutual funds, indexes are not investments, do not incur fees or charges and it is not possible to invest in indexes. The Lipper General U.S. Government Average represents a hypothetical investment in the funds which comprise the Lipper General U.S. Government Average.
Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include the maximum sales charge of 4.75% for Class A shares. The CDSC returns reflect the maximum charge of 5% for six months and one year and 1% since inception for Class B shares and 1% for six months and one year for Class C shares.
Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this portfolio structure and quality breakdown in the future.

The Fund invests primarily in U.S. government securities and is designed for the investor who can accept the risks associated with the additional return potential of longer-term securities. The Fund offers the highest return potential of Colonial's three government funds.

With our analysis suggesting that interest rates would continue to decline during the second half of 1997, we kept the Fund's duration at the midpoint of its allowable range. Securities with longer durations are more sensitive to changes in interest rates. As rates fell, shareholders were rewarded with price gains.

We kept a significant portion of the portfolio in mortgage-backed securities. However, to protect the portfolio from the risk of mortgage holders refinancing their loans as interest rates declined, we reduced the percentage of mortgage-backed securities in the portfolio. For the same reason, we also lowered the portfolio's average mortgage-backed coupon.

During the past six months, the Asian economic crisis played an important role in our strategy. As events unfolded in the Pacific Rim, foreign investors found a "safe haven" in U.S. Treasury securities because of their higher credit quality and greater liquidity. We took advantage of increased demand and higher prices for these securities by selling into the strong market. We then invested the proceeds in sectors that we believed offered greater relative value. In particular, we increased our investment in non-government securities such as asset-backed and non-Agency mortgage securities. This sector now represents 15% of the portfolio.

The combination of these strategies helped the Fund deliver strong performance compared to its Lipper peer group average. See page 4 for more information about the Fund's Lipper rankings.

Performance of a $10,000 investment for Class A shares 2/28/88 - 2/28/98

                                   Lehman
                  Lipper Gen  Intermediate Gov't                     Fund          Fund
       Date      US Gov't Avg     Bond Index            Date        at POP        at NAV
       ----      ------------ ------------------        ----        ------        ------
      2/28/88       $10,000         $10,000            2/29/88      $9,525       $10,000
      5/31/88        $9,787          $9,893            5/31/88      $9,088        $9,541
      8/31/88        $9,949         $10,038            8/31/88      $9,364        $9,831
     11/30/88       $10,211         $10,263           11/30/88      $9,787       $10,275
      2/28/89       $10,267         $10,331            2/28/89      $9,911       $10,405
      5/31/89       $10,714         $10,793            5/31/89     $10,388       $10,906
      8/31/89       $11,049         $11,141            8/31/89     $10,667       $11,199
     11/30/89       $11,429         $11,542           11/30/89     $11,150       $11,706
      2/28/90       $11,329         $11,546            2/28/90     $10,893       $11,436
      5/31/90       $11,518         $11,768            5/31/90     $11,078       $11,630
      8/31/90       $11,668         $12,046            8/31/90     $11,077       $11,629
     11/30/90       $12,185         $12,509           11/30/90     $11,714       $12,298
      2/28/91       $12,573         $12,890            2/28/91     $12,096       $12,699
      5/31/91       $12,801         $13,169            5/31/91     $12,309       $12,923
      8/31/91       $13,224         $13,576            8/31/91     $12,727       $13,362
     11/30/91       $13,696         $14,128           11/30/91     $13,212       $13,870
      2/29/92       $13,985         $14,377            2/28/92     $13,565       $14,241
      5/31/92       $14,219         $14,664            5/31/92     $13,765       $14,452
      8/31/92       $14,846         $15,315            8/31/92     $14,302       $15,016
     11/30/92       $14,816         $15,275           11/30/92     $14,338       $15,053
      2/28/93       $15,626         $15,994            2/28/93     $15,340       $16,105
      5/31/93       $15,788         $16,134            5/31/93     $15,561       $16,337
      8/31/93       $16,532         $16,645            8/31/93     $16,324       $17,138
     11/30/93       $16,418         $16,669           11/30/93     $16,245       $17,055
      2/28/94       $16,356         $16,672            2/28/94     $16,174       $16,981
      5/31/94       $15,737         $16,334            5/31/94     $15,487       $16,259
      8/31/94       $15,932         $16,600            8/31/94     $15,720       $16,504
     11/30/94       $15,622         $16,393           11/30/94     $15,311       $16,074
      2/28/95       $16,371         $17,036            2/28/95     $16,209       $17,017
      5/31/95       $17,294         $17,817            5/31/95     $17,282       $18,144
      8/31/95       $17,530         $18,087            8/31/95     $17,515       $18,389
     11/30/95       $18,252         $18,633           11/30/95     $18,281       $19,192
      2/29/96       $18,173         $18,775            2/28/96     $18,169       $19,075
      5/31/96       $17,811         $18,625            5/31/96     $17,616       $18,495
      8/31/96       $17,994         $18,894            8/31/96     $17,830       $18,719
     11/30/96       $19,057         $19,687           11/30/96     $19,035       $19,985
      2/28/97       $18,880         $19,688            2/28/97     $18,829       $19,768
      5/31/97       $19,065         $19,951            5/31/97     $19,040       $19,989
      8/31/97       $19,614         $20,414            8/31/97     $19,657       $20,637
     11/30/97       $20,324         $20,922           11/30/97     $20,397       $21,414
      2/28/98       $20,753         $21,345            2/28/98     $20,882       $21,924

Average annual total returns as of 2/28/98

Share Class                        A                      B                    C
Inception                       3/30/84                 6/8/92          8/1/97(cumulative)

                            NAV        POP          NAV    w/CDSC         NAV    w/CDSC
------------------------------------------------------------------------------------------
6 months (cumulative)       6.23%     1.19%        5.84%     0.84%       5.92%     4.92%
------------------------------------------------------------------------------------------
1 year                     10.91      5.64        10.08      5.08         --        --
------------------------------------------------------------------------------------------
5 years                     6.36      5.33         5.58      5.26         --        --
------------------------------------------------------------------------------------------
10 years or life            8.17      7.64         6.71      6.59        4.53      3.53
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investment Portfolios
--------------------------------------------------------------------------------

February 28, 1998 (Unaudited, In Thousands)

Colonial Short Duration U.S. Government Fund
--------------------------------------------------------------------------------
U.S. Government & Agency
Obligations--74.9%                                         Par          Value
--------------------------------------------------------------------------------
Government Agencies--49.1%
                 Maturities
Coupon            From/To

Federal Home Loan Mortgage Corp.:
Fixed Rate Note,
   9.250%            2009                                $ 227       $    242
                                                                     --------
Adjustable Rate Mortgage: (a)
   6.096%            2018                                  142            144
   6.577%            2018                                  185            186
   7.391%            2019                                  247            252
                                                                     --------
                                                                          582
                                                                     --------
Federal National Mortgage Association:
Fixed Rate Note:
   6.000%       2008-2010     (b)                          965            952
   6.240%            2000                                  400            405
   9.500%            2006                                  135            143
                                                                     --------
                                                                        1,500
                                                                     --------
Adjustable Rate Mortgage: (a)
   6.391%            2027                                  158            158
   7.296%            2019                                  216            223
   7.435%            2019                                  149            154
   7.583%            2023                                  255            263
   7.614%            2020                                  127            130
   7.995%            2022                                  148            152
   8.105%            2017                                   91             92
   8.366%            2019                                  233            245
                                                                     --------
                                                                        1,417
                                                                     --------
Government National Mortgage Association:
Fixed Rate Mortgage:
   6.500%            2024    (b)                           500            496
   9.000%            2009                                  232            251
                                                                     --------
                                                                          747
                                                                     --------
Adjustable Rate Mortgage: (a)
   6.875%            2022                                   51             52
   7.000%            2022                                  484            497
   7.375%            2023                                  385            396
                                                                     --------
                                                                          945
                                                                     --------
Student Loan Marketing Association,
Weekly Floating Rate Note, (a)
   5.479%            1999    (c)                         1,000            998
                                                                     --------
Total Government
Agencies (cost of $6,398)                                               6,431
                                                                     --------
Government Obligations-25.8%
U.S. Treasury Bonds,
   7.875%        02/15/21                                  147            181
                                                                     --------

U.S. Treasury Notes:
   5.750%        12/31/98                                  415            416
   5.750%        09/30/99                                  794            796
   5.750%        10/31/02                                  160            161
   5.875%        10/31/98                                  280            281
   5.875%        01/31/99    (c)                           265            266
   5.875%        11/15/05                                  144            146
   6.125%        12/31/01                                   63             64
   6.125%        08/15/07                                   33             34
   6.125%        11/15/27                                   31             32
   6.250%        06/30/02                                  225            230
   6.500%        05/31/01     (c)                          498            511
   6.500%        11/15/26                                   91             97
   6.625%        05/15/07                                   50             53
   6.875%        05/15/06                                   96            103
                                                                     --------
                                                                        3,190
                                                                     --------
Total Government
Obligations (cost of $3,339)                                            3,371
                                                                     --------
Total Investments (cost of $9,737) (d)                                  9,802
                                                                     --------


Short-Term Obligations - 33.3%
--------------------------------------------------------------------------------
Repurchase agreement with ABN AMRO Chicago Corp., dated 02/27/98, due 03/02/98 at 5.650%, collateralized by U.S. Treasury notes with various maturities to 2027, market value $2,410 (repurchase proceeds $2,358)

                                                         2,357          2,357
                                                                     --------
Repurchase agreement with Greenwich Capital Markets, Inc., dated 02/27/98, due 03/02/98 at 5.625%, collateralized by a U.S. Treasury note maturing in 2000, market value $2,046 (repurchase proceeds $2,001)

                                                         2,000          2,000
                                                                     --------
Total Short-Term Obligations                                            4,357
                                                                     --------
Other Assets & Liabilities, Net - (8.2)%                               (1,068)
                                                                     --------
Net Assets - 100.0%                                                  $ 13,091
                                                                     ========
Notes To Investment Portfolio:
(a) Interest rates on variable rate securities change periodically. The rates listed are as of February 28, 1998.
(b) These securities have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(c) These securities with a total market value of $1,775 are being used to collateralize the delayed delivery purchases indicated in note (b) above.
(d) Cost for federal income tax purposes is $9,739.


Colonial Intermediate U.S. Government Fund
--------------------------------------------------------------------------------
U.S. Government & Agency
Obligations--103.6%                                        Par           Value
--------------------------------------------------------------------------------
Government Agencies--72.4%
               Maturities
Coupon           From /To
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
   7.500%       2007-2016                             $ 1,301         $ 1,347
   8.000%       2003-2016                              13,015          13,504
   8.500%       2007-2017                               3,159           3,339
   8.750%       2005-2013                               1,324           1,398
   9.000%       2001-2018                               2,563           2,735
   9.250%       2008-2019                               4,482           4,794


     Notes to financial statements.
8

Investment Portfolio CIUSGF  Cont.



   9.500%       2005-2016        $   1,707       $   1,833
   9.750%            2016              123             131
   10.000%           2019              854             931
   10.250%      2009-2016            1,384           1,503
   10.500%      2009-2021            2,200           2,436
   11.250%      2005-2016            2,596           2,936
   12.000%           2014                1               1
                                                 ---------
                                                    36,888
                                                 ---------

Federal National Mortgage Association:
   6.000%       2008-2026     (a)  158,415         155,837
   6.500%       2007-2026          181,746         181,637
   7.000%       2007-2023           21,211          21,565
   7.500%       2006-2009            2,257           2,347
   8.000%       2008-2009            2,394           2,503
   8.250%            2008              682             707
   8.500%       2003-2021            6,867           7,249
   9.000%       2002-2022           18,748          19,907
   10.000%      2001-2006            7,506           8,076
   10.500%      2010-2016            3,840           4,256
   11.000%           2015              847             963
                                                 ---------
                                                   405,047
                                                 ---------

Government National Mortgage Association:
   6.500%       2023-2024    (a)    40,152          39,824
   7.000%       2022-2024           48,706          49,376
   7.500%            2007              403             417
   8.000%       2004-2023            3,183           3,295
   8.500%       2017-2022            1,870           1,970
   8.750%       2021-2022            1,817           2,000
   8.850%       2018-2020            3,789           4,004
   9.000%       2008-2025           15,517          16,630
   9.250%       2016-2022            8,320           8,762
   9.500%       2004-2025          106,285         115,995
   10.000%      2000-2024            3,760           4,042
   10.250%           2018              195             213
   10.500%      1998-2020            9,042          10,208
   10.625%           2010               79              89
   11.000%      2009-2021           11,038          12,670
   11.250%           2015              100             110
   11.500%      2010-2021           16,393          19,072
   11.750%      2013-2015              253             287
   12.000%      2011-2016           16,286          19,229
   12.250%      2013-2015              695             791
   12.500%      2010-2015           10,845          12,881
   12.750%      2013-2014              139             159
   13.000%      2011-2016            3,496           4,189
   13.500%      2010-2015            2,634           3,188
   14.000%      2011-2014              146             177
   14.500%           2012               44              54
   15.000%      2011-2012               90             110
                                                 ---------
                                                   329,742
                                                 ---------



U.S. Small Business Administration:
   7.600%        01/01/12        $   3,648      $    3,900
   8.200%        10/01/11            3,551           3,897
   8.250%        11/01/11            6,986           7,669
   8.650%        11/01/14            5,224           5,871
   8.850%        08/01/11            1,298           1,452
   9.150%        07/01/11            3,175           3,576
   9.450%        08/01/10            1,244           1,404
   9.500%        04/01/10            2,242           2,535
   9.650%        05/01/10            1,630           1,859
                                                 ---------
                                                    32,163
                                                 ---------

Total Government
Agencies (cost of $775,374)                        803,840
                                                 ---------

Government Obligations 31.2%
U.S. Treasury Bonds:
   6.750%        08/15/26           11,100          12,250
   7.875%        02/15/21           15,871          19,531
                                                 ---------
                                                    31,781
                                                 ---------

U.S. Treasury Notes:
   5.625%        02/15/06           14,678          14,605
   5.875%        11/15/05            9,473           9,574
   6.125%        08/15/07            1,976           2,038
   6.125%        11/15/27           11,740          12,068
   6.250%        06/30/02           27,420          28,067
   6.500%        10/15/06           18,571          19,543
   6.500%        11/15/26     (b)   42,572          45,565
   6.625%        03/31/02     (b)   59,820          61,960
   6.625%        04/30/02            8,487           8,797
   6.625%        05/15/07            9,000           9,588
   6.875%        05/15/06           83,936          90,218
   10.375%       11/15/12            9,693          12,902
                                                 ---------
                                                   314,925
                                                 ---------

Total Government
Obligations (cost of $336,260)                     346,706
                                                 ---------
Total Investments
(cost of $1,111,634) (c)                         1,150,546
                                                 ---------

Short-Term Obligations - 4.0%
--------------------------------------------------------------------------------
Repurchase agreement with ABN AMRO
Chicago Corp., dated 02/27/98, due 03/02/98
at 5.650%, collateralized by U.S. Treasury
notes with various maturities
to 2027, market value $45,205
(repurchase proceeds $44,232)       44,211          44,211
                                                 ---------
Other Assets & Liabilities, Net - (7.6)%           (84,752)
                                                 ---------
Net Assets - 100.0%                             $1,110,005
                                                 =========


Notes To Investment Portfolio:
(a) These securities, or a portion thereof, have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.

(b) These securities, or a portion thereof, with a total market value of $84,972, are being used to collateralize the delayed delivery purchases indicated in note (a) above.

(c) Cost for federal income tax purposes is $1,113,548.



See notes to financial statements.
9

Investment Portfolios Cont.

February 28, 1998 (Unaudited, In Thousands)

Colonial Federal Securities Fund

U.S. Government & Agency
Obligations-111.2%                     Par           Value

Government Agencies - 72.5%

                Maturities
Coupon           From /To

Federal Home Loan Mortgage Corp.:
   6.500%       2024-2027     (a)$ 145,450      $ 145,040
   7.000%            2024     (a)   15,000         15,263
   7.500%       2010-2016           27,273         28,081
   8.000%       2003-2016            3,440          3,610
   8.500%       2007-2010            2,674          2,826
   8.750%       2004-2010              992          1,048
   9.000%       2001-2022            5,742          6,112
   9.250%       2008-2016            4,524          4,839
   9.500%       2004-2016            1,869          2,007
   9.750%       2008-2016              753            805
   10.000%           2019              854            931
   10.250%      2009-2013            1,059          1,150
   10.500%      2017-2020            1,588          1,758
   11.250%      2003-2016            1,673          1,896
   11.500%           2015               95            108
   12.000%           2013               57             66
                                                ---------
                                                  215,540
                                                ---------
Collateralized Mortgage Obligations:
   5.000%            2013           11,862         11,692
   6.500%            2014           17,428         17,069
   6.750%       2020-2021           26,878         27,074
   8.500%            2021              933            948
   8.750%            2020            9,381          9,695
                                                ---------
                                                   66,478
                                                ---------

Federal National Mortgage Association:
   6.000%       2008-2024     (a)   87,632         85,989
   6.500%       2003-2026           11,807         11,723
   7.000%       2010-2028     (a)   33,927         34,745
   7.500%       2006-2011     (a)    2,965          3,077
   8.000%       2008-2019            2,962          3,098
   8.250%       2008-2011            1,175          1,218
   8.500%       2008-2017            4,872          5,142
   9.000%       2002-2021           16,980         18,009
   9.500%       2008-2018            1,550          1,660
   10.500%           2004                3              4
                                                ---------
                                                  164,665
                                                ---------

Government National Mortgage Association:
   6.500%       2023-2025     (a)   78,350         79,409
   7.000%       2024-2027     (a)   78,612         79,699
   7.500%       2006-2007            1,002          1,039
   8.000%       2005-2008               78             81
   9.000%       2008-2017            7,355          7,967
   9.500%       2009-2019           21,130         23,053
   10.000%      2000-2003              245            262
   10.500%      2013-2021           12,012         13,585
   11.000%           2010                3              3
   11.500%      2013-2015               47             55
   11.750%      2013-2015              169            191
   12.000%      2012-2015              680            803
   12.500%      2010-2014            5,145          6,118
   13.000%      2011-2015            2,020          2,423
                                                  214,688
                                               ----------

Total Government
Agencies (cost of $648,594)                       661,371
                                               ----------

Government Obligations--38.7%
U.S. Treasury Bonds:
    8.750%       08/15/20     (b)   14,333         19,161
   12.000%       08/15/13     (b)   91,051        134,343
   12.750%       11/15/10     (b)   46,873         66,911
                                               ----------
                                                  220,415
                                               ----------
U.S. Treasury Notes:
    6.125%       11/15/27     (b)    9,737         10,009
    6.500%       11/15/26     (b)    7,146          7,649
    7.250%       08/15/04           12,407         13,471
    8.875%       02/15/19            8,114         10,884
   10.375%       11/15/12     (b)   53,118         70,705
                                               ----------
                                                  112,718
                                               ----------
U.S. Treasury Strip,
   0.000%        08/15/12     (b)   47,184         20,015
                                               ----------

Total Government
Obligations (cost of $352,469)                    353,148
                                               ----------
Total U.S. Government & Agencies
Obligations (cost of $1,001,063)                1,014,519
                                               ----------


Non-Agency Mortgage-Backed &
Asset-Backed Securities -- 15.1%
--------------------------------------------------------------------------------
Non-Agency Mortgage-Backed -- 6.6%
CS First Boston Mortgage Securities Corp.,
   7.500%        06/01/20     (c)   12,959          13,312
First Boston Mortgage Securities Corp.,
   6.150%        09/28/13            2,000           1,981
General Electric Capital Mortgage Services, Inc.,
   8.250%        09/25/26            2,692           2,867
Green Tree Financial Corp.:
   7.200%        01/15/28           10,000          10,319
   7.320%        07/15/28            4,500           4,656
   7.850%        08/15/25           10,100          10,240
Indymac Manufactured Housing Contract,
   6.970%        02/25/28            5,000           5,042
Norwest Asset Securities Corp.,
   7.000%        04/25/12            2,531           2,560
PNC Mortgage Securities Corp.,
   7.000%        05/25/27            2,567           2,624
Prudential Home Mortgage Securities,
   6.456%        12/28/08            1,624           1,613
Structured Mortgage Asset Residential Trust,
   8.375%        06/25/08            3,809           3,936
Tryon Mortgage Funding, Inc.,
   7.500%        02/20/27            1,240           1,273
                                                ----------
                                                    60,423
                                                ----------

10  See notes to financial statements.

Investment Portfolio CFSF Cont.

Asset-Backed Securities -- 8.5%

Cityscape Home Equity Loan Trust,
   7.850%        04/25/18        $    6,500     $    6,719

Contimortage Home Equity Loan Trust:
   7.310%        08/15/28            7,150           7,281
   7.340%        04/15/28            4,000           4,108
   7.420%        03/15/28            2,400           2,472

Countrywide Mortgage Trust,
   7.600%        04/25/23            3,268           3,334

Delta Funding Home Equity Loan Trust,
   7.330%        10/25/28            7,588           7,621

Empire Funding Home Loan Owner Trust,
   7.510%        03/25/23            4,000           4,133

Headlands Mortgage Securities, Inc.,
   7.750%        03/25/27            5,392           5,537

IMC Home Equity Loan Trust,
   7.320%        08/20/27            7,000           7,102

Preferred Mortgage Asset Trust,
   7.900%        05/25/12            3,682           3,759

Residential Asset Securitization Trust,
   7.500%        11/25/11            1,146           1,188

Team Fleet Financing Corp.,
   7.350%        05/15/03            2,900           3,002

The Money Store Home Equity Trust:
   7.910%        05/15/24            9,306           9,648
   8.525%        06/15/25            2,800           2,969

The Money Store Home Improvement Trust,
   8.070%        05/15/23            5,875           6,244

UCFC Home Equity Loan Trust,
   8.550%        01/10/20            2,650           2,780
                                             -------------
                                                    77,897
                                             -------------

Non-Agency Mortgage-Backed
& Asset-Backed Securities
(cost of $136,144)                                 138,320
                                             -------------

Total Investments-126.3%
(cost of $1,137,207) (d)                        1,152,839
                                             -------------


Short-Term Obligations - 6.1%
--------------------------------------------------------------------------------

Repurchase agreement with ABN AMRO Chicago Corp.,
dated 02/27/98, due 03/02/98 at 5.650%, collateralized
by U.S. Treasury notes with various maturities
to 2027, market value $56,644 (repurchase proceeds
$55,425)                            55,399          55,399
                                             -------------


Other Assets & Liabilities, Net - (32.4)%        (295,612)
                                             -------------
Net Assets - 100.0%                         $     912,626
                                             -------------

Notes To Investment Portfolio:

(a) These securities have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.

(b) These securities, or a portion thereof, with a total market value of $324,449, are being used to collateralize the delayed delivery purchases indicated in note (a) above.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 1998, the value of this security amounted to $13,312 or 1.5% of net assets.

(d)  Cost for federal income tax purposes is $1,137,475.


-------------------------------------------------------------------------------
Notes To Financial Statements
-------------------------------------------------------------------------------

February 28, 1998 (Unaudited)

Note 1: Interim Financial Statements

In the opinion of management of Colonial Short Duration U.S. Government Fund (CSDUSGF), and Colonial Intermediate U. S. Government Fund (CIUSGF), both a series of Colonial Trust II and Colonial Federal Securities Fund (CFSF) a series of Colonial Trust III (the series are collectively referred to as the Funds and are diversified portfolios). The accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Funds at February 28, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the six months then ended.

Note 2: Accounting Policies

Organization: The Funds are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended, as open end management investment companies. CSDUSGF's investment objective is to seek as high a level of current income as is consistent with very low volatility, by investing primarily in U.S. government securities and maintaining a weighted average portfolio duration of three years or less. CIUSGF's investment objective is to seek as high a level of current income and total return as is consistent with prudent risk by investing primarily in U.S. government securities. CFSF's investment objective is to seek as high a level of current income and total return as is consistent with prudent longer-term investing by investing primarily in U.S. government securities. The Funds may issue an unlimited number of shares. The Funds each offer three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies that are consistently followed in the preparation of the Fund's financial statements.

Security valuation and transactions: The Funds are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.


                                                                       Continued

------------------------------------------------------------------------------
Statement of Assets and Liabilities
------------------------------------------------------------------------------

February 28, 1998  (Unaudited)
(In thousands except for per share amounts and footnotes)


                                                    CSDUSGF                    CIUSGF                         CFSF
---------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                        $9,737                     $1,111,634                  $1,137,207
Appreciation                                                   65                         38,912                      15,632
                                                        ---------                      ---------                   ---------
Investments at value                                        9,802                      1,150,546                   1,152,839
Short-term obligations                                      4,357                         44,211                      55,399
                                                        ---------                      ---------                   ---------
                                                           14,159                      1,194,757                   1,208,238
Receivable for:
   Interest                                    $110                  $11,407                         $7,612
   Investments sold                             519                      622                            444
   Fund shares sold                               2                      996                            413
Receivable due to Adviser                        14                       --                             --
Other                                            20           665        104              13,129        452            8,921
                                           ---------    ---------  ---------           ---------  ---------        ---------
   Total Assets                                            14,824                      1,207,886                   1,217,159

Liabilities
Payable for:
   Investments purchased                      1,657                   90,200                       298,537
   Distributions                                 53                    5,251                         4,606
   Fund shares repurchased                       20                    2,268                         1,330
Accrued:
   Transfer Agent Out-of-Pocket fees             --                       39                            36
   Deferred Trustees fees                         2                       19                            17
Other                                             1                      104                             7
                                           ---------    ---------  ---------           ---------  ---------        ---------
   Total Liabilities                                        1,733                         97,881                     304,533
                                                 ----------------               ----------------            ----------------

Net Assets                                                $13,091                     $1,110,005                    $912,626
                                                 ----------------               ----------------            ----------------
Net asset value & redemption price
 per share-Class A                                          $9.97                         $6.64                      $ 10.84
                                                 ----------------               ----------------            ----------------
                                                     ($7,794/782)             ($687,133/103,492)           ($849,708/78,403)
Maximum offering price per share-Class A              $10.30  (a)                    $6.97   (a)                  $11.38 (a)
                                                 ----------------               ----------------            ----------------
                                                   ($9.97/0.9675)                 ($6.64/0.9525)             ($10.84/0.9525)
Net asset value &
 offering price per share-Class B                      $9.97  (b)                    $6.64   (b)                $10.84   (b)
                                                 ----------------               ----------------            ----------------
                                                     ($4,163/417)              ($422,563/63,644)             ($62,569/5,773)
Net asset value &
 offering price per share-Class C                      $9.97  (b)                    $6.64   (b)                $10.84   (b)
                                                 ----------------               ----------------            ----------------
                                                     ($1,134/114)                      ($309/47)                   ($349/32)
Composition of Net Assets
Capital paid in                                           $13,103                     $1,196,344                  $1,047,698
Undistributed (overdistributed)
net investment income                                           7                        (5,815)                     (1,210)
Accumulated net realized loss                                (84)                      (119,436)                   (149,494)
Net unrealized appreciation                                    65                         38,912                      15,632
                                                 ----------------               ----------------            ----------------
                                                          $13,091                     $1,110,005                    $912,626
                                                 ----------------               ----------------            ----------------


(a) On sales of $100,000 or more of CSDUSGF or $50,000 or more of CIUSGF or CFSF the offering price is reduced.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Statement of Operations
For the six months ended February 28, 1998 (Unaudited)

                                           CSDUSGF                         CIUSGF                              CFSF
---------------------------------------------------------------------------------------------------------------------------
(In thousands)
Investment Income
Interest                                               $      375                     $   41,015                  $   34,295
Mortgage dollar roll fee income                                 7                            616                       1,556
                                                        ---------                      ---------                   ---------
                                                              382                         41,631                      35,851
Expenses
Management fee                            $      34                 $   3,422                      $  2,844
Service fee                                      13                     1,441                         1,169
Distribution fee - Class B                       14                     1,665                           239
Distribution fee - Class C                        1                         1                             1
Transfer agent                                   13                     1,255                           986
Bookkeeping fee                                  14                       199                           169
Trustees fee                                      5                        36                            26
Custodian fee                                     1                       106                            38
Audit fee                                        10                        35                            27
Legal fee                                         7                         5                             5
Registration fee                                 18                        46                            34
Reports to shareholders                           3                        12                            10
Amortization of deferred
  organization expenses                           1                        --                            --
Other                                             4                        42                            62
                                          ---------                 ---------                     ---------
                                                138                     8,265                         5,610
Fees and expenses waived or
  borne by the Adviser                          (85)
Fees waived by the Distributor-Class C           --            53         (a)              8,265        (a)            5,610
                                          ---------     ---------   ---------          ---------  ---------         --------
     Net Investment Income                                    329                         33,366                      30,241
                                                        ---------                      ---------                    --------

Net Realized & Unrealized
Gain (Loss) on Portfolio
Positions
Net realized gain on:
  Investments and purchased options                            23                          7,339     17,555
  Closed futures contract                                      --                             --         61
                                                        ---------                      ---------  ---------         --------
  Net realized gain                                            23                          7,339                      17,616
  Net change in net unrealized
  appreciation (depreciation)
  during the period on:
  Investments                                                  40      14,786                         9,086
  Written Options                                              --        (73)                          (54)
                                                        ---------   ---------                     ---------
      Net unrealized appreciation                              40                         14,713                       9,032
                                                        ---------                      ---------                   ---------
      Net gain                                                 63                         22,052                      26,648
                                                        ---------                      ---------                   ---------
Increase in Net Assets from Operations                     $  392                    $    55,418                 $    56,889
-----------------------------------------------------------------------------------------------------------------------------------


(a)Rounds to less than one.

See notes to financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

(In thousands)
                                            (Unaudited)                   (Unaudited)                 (Unaudited)
                                         Six months ended  Year ended  Six months ended Year ended  Six months ended Period ended
                                            February 28     August 31     February 28    August 31     February 28   August 31 (a)
--------------------------------------------------------------------------------------------------------------------------------
                                                        CSDUSGF                    CIUSGF                          CFSF
--------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets               1998           1997           1998        1997(b)           1998        1997(b)
Operations:
Net investment income                       $    329       $    590     $   33,366     $   82,752       $ 30,241     $   56,704
Net realized gain (loss)                          23              6          7,339         (1,696)        17,616          5,201
Net unrealized appreciation
(depreciation)                                    40             97         14,713         28,452          9,032        (10,609)
                                            --------       --------     ----------     ----------       --------     ----------
   Net Increase from Operations                  392            693         55,418        109,508         56,889         51,296
Distributions:
From net investment income--Class A             (201)          (356)       (20,562)       (51,004)       (26,657)       (50,372)
In excess of net investment income--Class A       --             --           (559)            --             --             --
From net investment income--Class B             (105)          (198)       (11,260)       (27,936)        (1,712)        (3,364)
In excess of net investment income--Class B       --             --           (306)            --             --             --
From net investment income--Class C              (29)           (29)            (8)            (1)            (7)           (c)
                                            --------       --------     ----------     ----------       --------     ----------
                                                  57            110         22,723         30,567         28,513         (2,440)
                                            --------       --------     ----------     ----------       --------     ----------

Fund Share Transactions:
Receipts for shares sold--Class A              2,051          5,004         27,600        126,935         12,285         41,502
Value of distributions reinvested--Class A       175            321         13,042         30,856         13,442         25,121
Cost of shares repurchased--Class A           (1,323)        (4,669)       (98,231)      (366,834)       (91,073)      (201,762)
                                            --------       --------     ----------     ----------       --------     ----------
                                                 903            656        (57,589)      (209,043)       (65,346)      (135,139)
                                            --------       --------     ----------     ----------       --------     ----------
Receipts for shares sold--Class B                980          1,788         13,395         43,099          4,202         19,284
Value of distributions reinvested--Class B        62            117          6,503         15,509            861          1,767
Cost of shares repurchased--Class B           (1,133)        (1,715)       (66,960)      (181,019)        (8,718)       (29,862)
                                            --------       --------     ----------     ----------       --------     ----------
                                                 (91)           190        (47,062)      (122,411)        (3,655)        (8,811)
                                            --------       --------     ----------     ----------       --------     ----------
Receipts for shares sold--Class C                726            320            430            102            276            100
Value of distributions reinvested--Class C        27             26              4             --              6             --
Cost of shares repurchased--Class C             (197)          (237)          (230)            --            (36)            --
                                            --------       --------     ----------     ----------       --------     ----------

Net Increase (Decrease) from Fund                556            109            204            102            246            100
                                            --------       --------     ----------     ----------       --------     ----------
   Share Transactions                          1,368            955       (104,447)      (331,352)       (68,755)      (143,850)
                                            --------       --------     ----------     ----------       --------     ----------
   Total Increase (Decrease)                   1,425          1,065        (81,724)      (300,785)       (40,242)      (146,290)
Net Assets
Beginning of period                           11,666         10,601      1,191,729      1,492,514        952,868      1,099,158
                                            --------       --------     ----------     ----------       --------     ----------
End of period                               $ 13,091       $ 11,666     $1,110,005     $1,191,729       $912,626     $  952,868
                                            --------       --------     ----------     ----------       --------     ----------
   Net of undistributed (overdistributed)
   net investment income                          $7            $20        ($5,815)       ($4,947)       ($1,210)       ($2,808)
                                            --------       --------     ----------     ----------       --------     ----------

Number of Fund Shares
Sold--Class A                                    206            506          4,165         19,575          1,136          3,952
Issued for distributions
reinvested--Class A                               18             33          1,978          4,766          1,255          2,402
Repurchased--Class A                            (133)          (473)       (14,870)       (56,629)        (8,469)       (19,317)
                                            --------       --------     ----------     ----------       --------     ----------
                                                  91             66         (8,727)       (32,288)        (6,078)       (12,963)
                                            --------       --------     ----------     ----------       --------     ----------
Sold--Class B                                     98            181          2,023          6,653            390          1,829
Issued for distributions
reinvested--Class B                                6             12            986          2,396             80            169
Repurchased--Class B                            (114)          (174)       (10,130)       (27,955)          (810)        (2,857)
                                            --------       --------     ----------     ----------       --------     ----------
                                                 (10)            19         (7,121)       (18,906)          (340)          (859)
                                            --------       --------     ----------     ----------       --------     ----------
Sold--Class C                                     73             32             65             15             26              9
Issued for distributions
reinvested--Class C                                3              3              1             --            (c)             --
Repurchased--Class C                             (20)           (24)           (34)            --             (3)            --
                                            --------       --------     ----------     ----------       --------     ----------
                                                  56             11             32             15             23              9
                                            --------       --------     ----------     ----------       --------     ----------

(a) The Fund changed its fiscal year end from October 31 to August 31. Information presented is for the period November 1, 1996 through August 31, 1997.
(b)  Class C shares were initially offered on August 1, 1997.
(c)  Rounds to less than one.

See notes to financial statements.

--------------------------------------------------------------------------------
Notes To Financial Statements cont.
--------------------------------------------------------------------------------

February 28, 1998

Note 2 continued

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Funds may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Funds may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to invest at less advantageous prices.

The Funds maintain U.S. government securities or other liquid high grade debt obligations as collateral with respect to mortgage dollar roll transactions and securities traded on other than normal settlement terms.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees) and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income ratios for each Fund for the entire period by the service fees for Class A, Class B and Class C shares and the distribution fees for Class B and Class C shares only.

Federal income taxes: Consistent with each Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest income, fee income, debt discount and premium: Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis. For CSDUSGF market discount is not accreted and premium is amortized against interest income with a corresponding decrease in the cost basis. For CIUSGF and CFSF premium and market discount are not amortized or accreted.

Distributions to shareholders: Each Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes and expired capital loss carryforwards. Permanent book and tax basis differences will result in reclassifications to capital accounts.

Other: The Fund's custodian takes possession through the federal book entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 3: Fees and Compensation Paid to Affiliates

Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of each Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's average net assets as follows:


CSDUSGF
Flat fee rate of 0.55%

CIUSGF
Average Net Assets                                      Annual Fee Rate
-----------------------------------------------------------------------------
First $1 billion                                             0.60%
Next $500 million                                            0.55%
Over $1.5 billion                                            0.50%

CFSF
Average Net Assets                                      Annual Fee Rate
-----------------------------------------------------------------------------
First $1 billion                                             0.60%
Next $1 billion                                              0.55%
Next $1 billion                                              0.50%
Over $3 billion                                              0.40%

Through September 30, 1997, the management fee for the first $1 billion in assets was 0.65%.

Bookkeeping fee: For each Fund the Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

Average Net Assets                                      Annual Fee Rate
--------------------------------------------------------------------------------
First $50 million                                          No charge
Next $950 million                                           0.035%
Next $1 billion                                             0.025%
Next $1 billion                                             0.015%

------------------------------------------------------------------------------
Financial Highlights CSDUSGF
------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                          (Unaudited)
                                                  Six months ended February 28                        Year ended August 31
-------------------------------------------------------------------------------------------------------------------------------
                                                                   1998                                      1997

                                                    Class A       Class B       Class C       Class A       Class B      Class C
                                                  ---------------------------------------------------------------------------------
Net asset value--Beginning of period                $ 9.920       $ 9.920       $ 9.920       $ 9.820       $ 9.820      $ 9.820

Income From Investment Operations:
Net investment income (a)                             0.269         0.237         0.259         0.561         0.497        0.542
Net realized and unrealized gain (loss)               0.062         0.062         0.062         0.090         0.090        0.090
                                                   ------------  -----------  ------------  -------------  -----------  -----------
Total from Investment Operations                      0.331         0.299         0.321         0.651         0.587        0.632
                                                   ------------  -----------  ------------  -------------  -----------  -----------
Less Distributions Declared to Shareholders:
From net investment income                           (0.281)       (0.249)       (0.271)       (0.551)       (0.487)      (0.532)
In excess of net investment income                       --            --            --            --            --           --
From net realized gains                                  --            --            --            --            --           --
                                                   ------------  -----------  ------------  -------------  -----------  -----------
Total Distributions Declared to Shareholders         (0.281)       (0.249)       (0.271)       (0.551)       (0.487)      (0.532)
                                                   ------------  -----------  ------------  -------------  -----------  -----------
Net asset value--End of period                      $ 9.970       $ 9.970       $ 9.970       $ 9.920       $ 9.920      $ 9.920
                                                   ------------  -----------  ------------  -------------  -----------  -----------
Total return (e) (f)                                  3.37%(g)      3.04%(g)      3.27%(g)      6.79%         6.11%        6.59%
                                                   ============  ===========  ============  =============  ===========  ===========
Ratios to Average Net Assets
Expenses                                              0.60%(h)(i)   1.25%(h)(i)   0.80%(h)(i)    0.50%(h)     1.15%(h)     0.70%(h)
                                                   ------------  -----------  ------------  -------------  -----------  -----------
Net investment income                                 5.53%(h)(i)   4.88%(h)(i)   5.33%(h)(i)    5.64%(h)     4.99%(h)     5.44%(h)
                                                   ------------  -----------  ------------  -------------  -----------  -----------
Fees and expenses waived or borne by the
Adviser                                               1.36%(h)(i)   1.36%(h)(i)   1.36%(h)(i)    1.76%(h)     1.76%(h)     1.76%(h)
                                                   ------------  -----------  ------------  -------------  -----------  -----------
Portfolio turnover                                      30%(g)        30%(g)        30%(g)         73%          73%          73%
                                                   ------------  -----------  ------------  -------------  -----------  -----------
Net assets at end of period (000)                    $7,794        $4,163        $1,134         $6,858       $4,233         $575
                                                   ------------  -----------  ------------  -------------  -----------  -----------

(a) Net of fees and expenses waived
    or borne by the Adviser which
    amounted to:                                     $0.068        $0.068       $ 0.068 $        0.169       $0.169       $0.169

(b) Class C shares were initially offered on January 4, 1995. Per share amounts reflect activity from that date.

(c) The Fund commenced investment operations on October 1, 1992. Per share amounts reflect activity from that date.

(d) Class B shares were initially offered on February 1, 1993. Per share amounts reflect activity from that date.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(i)  Annualized.


--------------------------------------------------------------------------------
Notes To Financial Statements cont.
--------------------------------------------------------------------------------

February 28, 1998

Transfer agent fee: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.17% annually of each Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer agent fee was reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.18% to 0.17% annually.

Underwriting discounts, service and distribution fees:

Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Adviser, is each Fund's principal underwriter. During the six months ended February 28, 1998, each Fund has been advised that the Distributor retained net underwriting discounts on CSDUSGF, CIUSGF and CFSF of $351, $12,957 and $8,480, respectively, on sales of the Funds' Class A shares and received contingent deferred sales charges (CDSC) of $6,832, $549,285 and $82,714, on Class B share redemptions and none, $14 and $1,840 on Class C share redemptions, respectively.

Each Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor. CIUSGF and CFSF pay a service fee equal to 0.25% annually of their net assets as of the 20th of each month. CSDUSGF pays a service fee equal to 0.20% annually of Class A and Class B net assets and 0.25% annually of Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor. CSDUSGF pays a distribution fee equal to 0.65% annually of the average net assets of Class B shares and 0.15% annually of the average net assets of Class C shares. CIUSGF and CFSF each pay a distribution fee equal to 0.75% annually of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: For CSDUSGF, the Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the

-----------------------------------------------------------------------------
Financial Highlights cont. CSDUSGF
-----------------------------------------------------------------------------



                                                                                 Year ended August 31
------------------------------------------------------------------------------------------------------------------------------
                                                                   1996                                    1995
                                                   Class A       Class B         Class C      Class A     Class B   Class C (b)
                                                ----------    ----------      ----------   ----------   ----------  ----------
Net asset value--Beginning of period              $ 9.850        $ 9.850        $ 9.850      $ 9.670       $ 9.670     $ 9.550
                                                ----------    ----------      ----------   ----------   ----------  ----------
Income From Investment Operations:
Net investment income (a)                           0.568          0.504          0.549        0.514         0.451       0.334
Net realized and unrealized gain (loss)            (0.032)        (0.032)        (0.032)       0.152         0.152       0.280
                                                ----------    ----------      ----------   ----------   ----------  ----------
Total from Investment Operations                    0.536          0.472          0.517        0.666         0.603       0.614
                                                ----------    ----------      ----------   ----------   ----------  ----------
Less Distributions Declared to Shareholders:
From net investment income                         (0.566)        (0.502)        (0.547)      (0.486)       (0.423)     (0.314)
In excess of net investment income                     --             --             --           --            --          --
From net realized gains                                --             --             --           --            --          --
                                                ----------    ----------      ----------   ----------   ----------  ----------
Total Distributions Declared to Shareholders       (0.566)        (0.502)        (0.547)      (0.486)       (0.423)     (0.314)
                                                ----------    ----------      ----------   ----------   ----------  ----------
Net asset value--End of period                    $ 9.820        $ 9.820        $ 9.820      $ 9.850       $ 9.850     $ 9.850
                                                ----------    ----------      ----------   ----------   ----------  ----------
Total return (e) (f)                                5.57%          4.89%          5.36%        7.08%         6.39%       6.50%(g)
                                                ==========    ==========      ==========   ==========   ==========  ==========
Ratios to Average Net Assets
Expenses                                            0.50% (h)      1.15%(h)      0.70%(h)      0.50%         1.15%        0.70%(i)
                                                ----------    ----------      ----------   ----------   ----------  ----------
Net investment income                               5.99% (h)      5.34%(h)      5.79%(h)      5.50%         4.85%        5.30%(i)
                                                ----------    ----------      ----------   ----------   ----------  ----------
Fees and expenses waived or borne by the
Adviser                                             1.48% (h)      1.48%(h)      1.48%(h)      1.14%         1.14%        1.14%
                                                ----------    ----------      ----------   ----------   ----------  ----------
Portfolio turnover                                    51%            51%            51%          36%           36%         36%
                                                ----------    ----------      ----------   ----------   ----------  ----------
Net assets at end of period (000)                 $ 6,136        $ 4,004        $   461      $ 9,934       $ 3,968     $   385
                                                ----------    ----------      ----------   ----------   ----------  ----------
(a) Net of fees and expenses waived
    or borne by the Adviser which
    amounted to:                                  $ 0.136        $ 0.136        $ 0.136      $ 0.107       $ 0.107     $ 0.107

(b) Class C shares were initially offered on January 4, 1995. Per share amounts reflect activity from that date.

(c) The Fund commenced investment operations on October 1, 1992. Per share amounts reflect activity from that date.

(d) Class B shares were initially offered on February 1, 1993. Per share amounts reflect activity from that date.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(i)  Annualized.

                                                               Year ended August 31
-------------------------------------------------------------------------------------------------
                                                           1994                   1993 (c)
                                                     Class A    Class B       Class A    Class B (d)
                                                   ---------  ---------     ---------  ---------
Net asset value--Beginning of period                $ 9.950    $ 9.950       $10.000    $ 9.940
                                                   ---------  ---------     ---------  ---------
Income From Investment Operations:
Net investment income (a)                             0.473      0.409         0.434      0.237
Net realized and unrealized gain (loss)              (0.356)    (0.356)       (0.061)    (0.003)
                                                   ---------  ---------     ---------  ---------
Total from Investment Operations                      0.117      0.053         0.373      0.234
                                                   ---------  ---------     ---------  ---------
Less Distributions Declared to Shareholders:
From net investment income                           (0.397)    (0.333)       (0.406)    (0.215)
In excess of net investment income                       --         --        (0.015)    (0.008)
From net realized gains                                  --         --        (0.002)    (0.001)
                                                   ---------  ---------     ---------  ---------
Total Distributions Declared to Shareholders         (0.397)    (0.333)       (0.423)    (0.224)
                                                   ---------  ---------     ---------  ---------
Net asset value--End of period                      $ 9.670    $ 9.670       $ 9.950    $ 9.950
                                                   ---------  ---------     ---------  ---------
Total return (e) (f)                                  1.20%       0.55%         3.82%(g)   2.38%(g)
                                                   ---------  ---------     ---------  ---------
Ratios to Average Net Assets
Expenses                                              0.50%       1.15%         0.50%(i)   1.15%(i)
                                                   ---------  ---------     ---------  ---------
Net investment income                                 4.84%       4.19%         4.70%(i)   4.05%(i)
                                                   ---------  ---------     ---------  ---------
Fees and expenses waived or borne by the
Adviser                                               1.16%       1.16%         1.68%(i)   1.68%(i)
                                                   ---------  ---------     ---------  ---------
Portfolio turnover                                      69%         69%           25%(i)     25%(i)
                                                   ---------  ---------     ---------  ---------
Net assets at end of period (000)                  $ 16,168     $ 4,176      $  7,866   $  1,675
                                                   ---------  ---------     ---------  ---------

(a) Net of fees and expenses waived
    or borne by the Adviser which
    amounted to:                                   $  0.114     $ 0.114      $  01.55   $  0.092


(b) Class C shares were initially offered on January 4, 1995. Per share amounts reflect activity from that date.

(c) The Fund commenced investment operations on October 1, 1992. Per share amounts reflect activity from that date.

(d) Class B shares were initially offered on February 1, 1993. Per share amounts reflect activity from that date.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(i)  Annualized.

----------------------------------------------------------------------------
Notes cont.
----------------------------------------------------------------------------

extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.60% annually of the Fund's average net assets. Through December 31, 1997, the expense limit was 0.30% annually of the Fund's average net assets.


Other: The Funds pay no compensation to their officers, all of whom are employees of the Adviser.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Note 4:  Portfolio Information

Investment activity: For the six months ended February 28, 1998, purchases and sales of investments, other than short-term obligations and mortgage dollar roll transactions, were as follows:

                         Purchases               Sales
CSDUSGF                  $3,941,791            $2,769,271
CIUSGF                 $543,843,852          $631,832,312
CFSF                   $657,201,351          $704,299,196

Transactions in written call options were as follows:

                                      CIUSGF                   CFSF

                          Par Value                    Par Value      Premiums
                         Covered by     Premiums      Covered by       Received
                       Written Options  Received    Written Options
Outstanding at                                                          59,180
beginning of period       40,000,000      78,906       30,000,000      232,891
Written                   65,000,000     183,984       77,000,000        --
Closed                        --            --            --           292,071
Expirations              105,000,000     262,890      107,000,000        --
Exercises                     --            --            --
Outstanding at end                                                       --
of period                     --            --            --





Unrealized appreciation (depreciation) at February 28, 1998 for federal income tax purposes was approximately:

                                   CSDUSGF          CIUSGF           CFSF
Gross unrealized
appreciation                     $ 79,163        $38,545,330        $25,182,000
Gross unrealized
depreciation                      (15,833)        (1,547,300)        (9,818,000)
                                  --------       ------------       ------------
Net unrealized
appreciation                     $ 63,330        $36,998,030        $15,364,000
                                  -------        -----------        -----------

--------------------------------------------------------------------------------
Financial Highlights CIUSGF
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                        (Unaudited)
                                                Six months ended February 28                      Year ended August 31
---------------------------------------------------------------------------------------------------------------------------------
                                                            1998                                         1997

                                            Class A        Class B        Class C          Class A     Class B     Class C(a)
                                          ---------------------------------------------------------------------------------------
Net asset value--Beginning of period         $6.510         $6.510         $6.510           $6.370      $6.370      $6.590
                                          --------------- --------------- ---------------- ---------- ------------ --------------
Income From Investment Operations:
Net investment income                         0.189          0.164          0.169(b)         0.393       0.344       0.032
Net realized and unrealized gain (loss)       0.138          0.138          0.138            0.145       0.145      (0.082)
                                          --------------- --------------- ---------------- ---------- ------------ --------------
Total from Investment Operations              0.327          0.302          0.307            0.538       0.489      (0.050)
                                          --------------- --------------- ---------------- ---------- ------------ --------------
Less Distributions Declared to
  Shareholders:
From net investment income                   (0.192)        (0.167)        (0.177)          (0.398)     (0.349)     (0.030)
In excess of net investment income           (0.005)        (0.005)            --               --          --          --
From capital paid in                             --             --             --               --          --          --
                                          --------------- --------------- ---------------- ---------- ------------ --------------
Total Distributions Declared to
  Shareholders                               (0.197)        (0.172)        (0.177)          (0.398)     (0.349)     (0.030)
                                          --------------- --------------- ---------------- ---------- ------------ --------------
Net asset value--End of period               $6.640         $6.640         $6.640           $6.510      $6.510      $6.510
                                          --------------- --------------- ---------------- ---------- ------------ --------------
Total return (c)                              5.07%(d)       4.68%(d)       4.76%(d)         8.64%       7.83%       (0.77)%(d)
                                          =============== =============== ================ ========== ============ ==============
Ratios to Average Net Assets
Expenses                                      1.14%(e)(f)    1.89%(e)(f)    1.74%(b)(e)(f)   1.13%(e)    1.88%(e)    1.78%(e)(f)
                                          --------------- --------------- ---------------- ---------- ------------ --------------
Net investment income                         6.07%(e)(f)    5.32%(e)(f)    5.47%(b)(e)(f)   6.43%(e)    5.68%(e)    5.85%(e)(f)
                                          --------------- --------------- ---------------- ---------- ------------ --------------
Portfolio turnover                              45%(d)         45%(d)         45%(d)           61%         61%         61%
                                          --------------- --------------- ---------------- ---------- ------------ --------------
Net assets at end of period (in millions)     $687           $423          $(g)              $731        $461       $(g)
                                          --------------- --------------- ---------------- ---------- ------------ --------------

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) Net of fees waived by the Distributor which amounted to 0.005% per share and 0.15% (annualized).
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(f)  Annualized.
(g)  Rounds to less than one million.


--------------------------------------------------------------------------------
Notes To Financial Statements cont.
--------------------------------------------------------------------------------

February 28, 1998

Capital loss carryforwards: At August 31, 1997, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                          Year of             Capital loss
                         expiration           carryforward
---------             -----------------   -------------------
CSDUSGF                      2003              $    78,000
                             2004                   38,000
                                               -----------
                                               $   116,000
                                               -----------

                           Year of            Capital loss
                         expiration           carryforward
---------             -----------------   -------------------
 CIUSGF                      1998             $    706,000
                             1999                2,970,000
                             2000                5,878,000
                             2001               29,729,000
                             2002                7,249,000
                             2003               67,291,000
                             2004               32,580,000
                             2005               18,973,000
                                              ------------
                                              $165,376,000
                                              ------------

Of the CIUSGF loss carryforwards expiring in 1998, 1999, 2000, 2001 and 2002, $130,000 and $1,184,000, none, none, and none, respectively, were acquired in the merger with VIP Federal Securities Fund and none, $938,000, $5,252,000, $25,355,000 and $4,423,000, respectively, were acquired in the merger with Liberty Financial U.S. Government Securities Fund. Their availability for use in offsetting any future realized gains may be limited in a given year.

                          Year of             Capital loss
                         expiration           carryforward
---------             -----------------   -------------------
CFSF                         1998          $    22,515,000
                             1999               36,282,000
                             2000                  595,000
                             2002               84,302,000
                             2004               21,929,000
                                           ---------------
                                           $   165,623,000
                                           ---------------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

--------------------------------------------------------------------------------
Financial Highlights cont. CIUSGF
--------------------------------------------------------------------------------

                                                            Year ended August 31
------------------------------------------------------------------------------------------------
                                                       1996                      1995
                                               Class A     Class B      Class A      Class B
                                             ---------------------------------------------------
Net asset value--Beginning of period            $6.550      $6.550       $6.420       $6.420
                                             ------------  -----------  -----------  -----------
Income From Investment Operations:
Net investment income                            0.390       0.341        0.447        0.399
Net realized and unrealized gain (loss)         (0.161)     (0.161)       0.100        0.100
                                             ------------  -----------  -----------  -----------
Total from Investment Operations                 0.229       0.180        0.547        0.499
                                             ------------  -----------  -----------  -----------
Less Distributions Declared to Shareholders:
From net investment income                      (0.391)     (0.344)      (0.417)      (0.369)
In excess of net investment income              (0.018)     (0.016)          --           --
From capital paid in                                --          --           --           --
                                             ------------  -----------  -----------  -----------
Total Distributions Declared to Shareholders    (0.409)     (0.360)      (0.417)      (0.369)
                                             ------------  -----------  -----------  -----------
Net asset value--End of period                  $6.370      $6.370       $6.550       $6.550
                                             ------------  -----------  -----------  -----------
Total return (c)                                 3.51%       2.74%        8.88%        8.07%
                                             ============  ===========  ===========  ===========
Ratios to Average Net Assets
Expenses                                         1.11%(e)    1.86%(e)     1.11%        1.86%
                                             ------------  -----------  -----------  -----------
Net investment income                            6.45%(e)    5.70%(e)     7.51%        6.76%
                                             ------------  -----------  -----------  -----------
Portfolio turnover                                123%        123%         140%         140%
                                             ------------  -----------  -----------  -----------
Net assets at end of period (in millions)         $921        $572       $1,164         $701
                                             ------------  -----------  -----------  -----------

                                                            Year ended August 31
------------------------------------------------------------------------------------------------
                                                       1994                     1993
                                               Class A      Class B     Class A      Class B
                                             ---------------------------------------------------

Net asset value--Beginning of period            $6.880       $6.880      $6.980       $6.980
                                             ------------  -----------  -----------  -----------
Income From Investment Operations:
Net investment income                            0.415        0.365       0.541        0.490
Net realized and unrealized gain (loss)         (0.452)      (0.452)     (0.130)      (0.130)
                                             ------------  -----------  -----------  -----------
Total from Investment Operations                (0.037)      (0.087)      0.411        0.360
                                             ------------  -----------  -----------  -----------
Less Distributions Declared to Shareholders:
From net investment income                      (0.400)      (0.352)     (0.511)      (0.460)
In excess of net investment income                  --           --          --           --
From capital paid in                            (0.023)      (0.021)         --           --
                                             ------------  -----------  -----------  -----------
Total Distributions Declared to Shareholders    (0.423)      (0.373)     (0.511)      (0.460)
                                             ------------  -----------  -----------  -----------
Net asset value--End of period                  $6.420       $6.420      $6.880       $6.880
                                             ------------  -----------  -----------  -----------
Total return (c)                                (0.53)%      (1.28)%      6.15%        5.36%
                                             ============  ===========  ===========  ===========
Ratios to Average Net Assets
Expenses                                         1.11%        1.86%       1.10%        1.85%
                                             ------------  -----------  -----------  -----------
Net investment income                            8.14%        7.39%       7.85%        7.10%
                                             ------------  -----------  -----------  -----------
Portfolio turnover                                291%         291%        162%         162%
                                             ------------  -----------  -----------  -----------
Net assets at end of period (in millions)         $758         $836      $1,202         $978
                                             ------------  -----------  -----------  -----------

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) Net of fees waived by the Distributor which amounted to 0.005% per share and 0.15% (annualized).
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(f)  Annualized.
(g)  Rounds to less than one million.



--------------------------------------------------------------------------------
Notes cont.
--------------------------------------------------------------------------------

Other: CIUSGF and CFSF may purchase or sell futures contracts and purchase and write options on futures and securities. The Funds will use these instruments to hedge against the effects of changes in the value of the portfolio securities due to anticipated changes in interest rates and/or market conditions and not for trading purposes. CIUSGF may also invest in these instruments for duration management. The use of futures contracts and options involves certain risks which include (1) the imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin, or option premium recorded in the Fund's Statement of Assets and Liabilities at any given time.


Note 5:  Line of Credit

CSDUSGF may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended February 28, 1998.

--------------------------------------------------------------------------------
Financial Highlights CFSF
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                         (Unaudited)
                                                Six months ended February 28                    Period ended August 31(a)
-----------------------------------------------------------------------------------------------------------------------------------
                                                            1998                                          1997
                                           Class A       Class B           Class C         Class A         Class B      Class C(b)
                                         ------------- -------------- ----------------- ------------- --------------- -------------
Net asset value--Beginning of period     $10.520        $10.520        $10.520           $10.530        $10.530        $10.710
                                         ------------- -------------- ----------------- ------------- --------------- -------------
Income From Investment Operations:
Net investment income                      0.346          0.306          0.314(d)          0.580          0.515          0.058

Net realized and unrealized gain (loss)    0.303          0.303          0.303            (0.038)        (0.038)        (0.198)
                                         ------------- -------------- ----------------- ------------- --------------- -------------
Total from Investment Operations           0.649          0.609          0.617             0.542          0.477         (0.140)
                                         ------------- -------------- ----------------- ------------- --------------- -------------

Less Distributions Declared
  to Shareholders:
From net investment income                (0.329)        (0.289)        (0.297)           (0.552)        (0.487)        (0.050)

From net realized gain                        --             --             --                --             --             --

From capital paid in                          --             --             --                --             --             --
                                         ------------- -------------- ----------------- ------------- --------------- -------------
Total Distributions Declared to
  Shareholders                            (0.329)        (0.289)        (0.297)           (0.552)        (0.487)        (0.050)
                                         ------------- -------------- ----------------- ------------- --------------- -------------

Net asset value--End of period           $10.840        $10.840        $10.840           $10.520        $10.520        $10.520
                                         ------------- -------------- ----------------- ------------- --------------- -------------
Total return (f)                           6.23%(g)       5.84%(g)       5.92%(g)          5.31%(g)       4.66%(g)      (1.31%)(g)
                                         ============= ============== ================= ============= =============== =============

Ratios to Average Net Assets
  Expenses                                 1.15%(h)(i)    1.90%(h)(i)    1.75%(d)(h)(i)    1.19%(h)(i)    1.94%(h)(i)    1.82%(h)(i)

                                         ------------- -------------- ----------------- ------------- --------------- -------------
Net investment income                      6.52%(h)(i)    5.77%(h)(i)    5.92%(d)(h)(i)    6.71%(h)(i)    5.96%(h)(i)    6.55%(h)(i)

                                         ------------- -------------- ----------------- ------------- --------------- -------------
Portfolio turnover                           56%(g)         56%(g)         56%(g)            79%(g)         79%(g)         79%(g)
                                         ------------- -------------- ----------------- ------------- --------------- -------------

Net assets at end of period
 (in millions)                                $ 850          $ 63           $ (j)             $888           $ 64           $(j)
                                         ------------- -------------- ----------------- ------------- --------------- -------------

(a) The Fund changed its fiscal year end from October 31 to August 31. Information presented is for the period November 1, 1996 through August 31, 1997.
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(d) Net of fees waived by the Distributor which amounted to $0.008 per share and 0.15% (annualized).
(e) Because of differences between book and tax basis accounting, approximately $0.247 and $0.095, respectively, were a return of capital for federal income tax purposes.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)  Not annualized.
(h)  Annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year's ratios are net of benefits received, if any.
(j)  Rounds to less than one million.

--------------------------------------------------------------------------------
Financial Highlights cont. CFSF
--------------------------------------------------------------------------------

                                                                        Year ended October 31
------------------------------------------------------------------------------------------------------------------------
                                                    1996                        1995                     1994
                                           Class A       Class B         Class A      Class B     Class A     Class B
                                         ------------  ------------    ------------  ----------  ----------  -----------
Net asset value--Beginning of period       $10.830       $10.830          $9.950      $9.950      $11.460     $11.460
                                         ------------  ------------    ------------  ----------  ----------  -----------
Income From Investment Operations:
Net investment income                        0.696         0.617           0.710       0.633        0.821       0.741
Net realized and unrealized gain (loss)     (0.300)       (0.300)          0.907       0.907       (1.560)     (1.560)
                                         ------------  ------------    ------------  ----------  ----------  -----------
Total from Investment Operations             0.396         0.317           1.617       1.540       (0.739)     (0.819)
                                         ------------  ------------    ------------  ----------  ----------  -----------
Less Distributions Declared
  to Shareholders:
From net investment income                  (0.684)       (0.606)         (0.709)     (0.632)      (0.771)     (0.691)
From net realized gain                          --            --          (0.028)     (0.028)          --          --
From capital paid in                        (0.012)       (0.011)             --          --           --          --
                                         ------------  ------------    ------------  ----------  ----------  -----------
Total Distributions Declared to
  Shareholders                              (0.696)       (0.617)         (0.737)     (0.660)      (0.771)     (0.691)
                                         ------------  ------------    ------------  ----------  ----------  -----------
Net asset value--End of period             $10.530       $10.530         $10.830     $10.830       $9.950      $9.950
                                         ------------  ------------    ------------  ----------  ----------  -----------
Total return (f)                             3.88%         3.11%          16.82%      15.96%       (6.57%)     (7.28%)
                                         ============  ============    ============  ==========  ==========  ===========
Ratios to Average Net Assets
  Expenses                                   1.18%(i)      1.93%(i)        1.17%       1.92%        1.16%       1.91%
                                         ------------  ------------    ------------  ----------  ----------  -----------
Net investment income                        6.62%(i)      5.87%(i)        7.04%       6.29%        7.80%       7.05%
                                         ------------  ------------    ------------  ----------  ----------  -----------
Portfolio turnover                            125%          125%            171%        171%         121%        121%
                                         ------------  ------------    ------------  ----------  ----------  -----------
Net assets at end of period
 (in millions)                             $ 1,026           $73         $ 1,201         $79      $ 1,278         $70
                                         ------------  ------------    ------------  ----------  ----------  -----------

                                                         Years ended October 31
----------------------------------------------------------------------------------------------
                                                     1993                      1992
                                             Class A     Class B      Class A      Class B(c)
                                           -----------  ----------  -----------  -------------
Net asset value--Beginning of period         $10.750     $10.750      $10.800      $10.730
                                           -----------  ----------  -----------  -------------
Income From Investment Operations:
Net investment income                          0.819       0.737        0.796        0.286
Net realized and unrealized gain (loss)        0.739       0.739        0.157        0.095
                                           -----------  ----------  -----------  -------------
Total from Investment Operations               1.558       1.476        0.953        0.381
                                           -----------  ----------  -----------  -------------
Less Distributions Declared
  to Shareholders:
From net investment income                    (0.781)     (0.706)      (0.796)      (0.286)
From net realized gain                        (0.067)     (0.060)          --           --
From capital paid in                              --          --       (0.207)(e)   (0.075)(e)
                                           -----------  ----------  -----------  -------------
Total Distributions Declared to
  Shareholders                                (0.848)     (0.766)      (1.003)      (0.361)
                                           -----------  ----------  -----------  -------------
Net asset value--End of period               $11.460     $11.460      $10.750      $10.750
                                           -----------  ----------  -----------  -------------
Total return (f)                              14.94%      14.11%        9.15%        3.47%(g)
                                           ===========  ==========  ===========  =============
Ratios to Average Net Assets
  Expenses                                     1.17%       1.92%        1.24%        1.99%(h)
                                           -----------  ----------  -----------  -------------
Net investment income                          7.37%       6.62%        7.36%        6.61%(h)
                                           -----------  ----------  -----------  -------------
Portfolio turnover                              252%        252%          18%          18%
                                           -----------  ----------  -----------  -------------
Net assets at end of period
 (in millions)                               $ 1,736         $68       $1,809          $28
                                           -----------  ----------  -----------  -------------

(a) The Fund changed its fiscal year end from October 31 to August 31. Information presented is for the period November 1, 1996 through August 31, 1997.
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(d) Net of fees waived by the Distributor which amounted to $0.008 per share and 0.15% (annualized).
(e) Because of differences between book and tax basis accounting, approximately $0.247 and $0.095, respectively, were a return of capital for federal income tax purposes.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)  Not annualized.
(h)  Annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year's ratios are net of benefits received, if any.
(j)  Rounds to less than one million.

                       This page intentionally left blank

                           Trustees & Transfer Agent

--------------------------------------------------------------------------------

Robert J. Birnbaum
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

Tom Bleasdale
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

Lora S. Collins
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

James E. Grinnell
Private Investor (formerly Senior Vice President--Operations, The Rockport Company)

William D. Ireland, Jr.
Retired (formerly Chairman of the Board, Bank of New England--Worcester)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

William E. Mayer
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

John J. Neuhauser
Dean, Boston College School of Management

George L. Shinn
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

Robert L. Sullivan
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

Sinclair Weeks, Jr.
Chairman of the Board, Reed & Barton Corporation

--------------------------------------------------------------------------------

Important Information About This Report
The Transfer Agent for Colonial Short Duration U.S. Government Fund, Colonial Intermediate U.S. Government Fund and Colonial Federal Securities Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Funds mail one shareholder report to each shareholder address.
If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Short Duration U.S. Government Fund, Colonial Intermediate U.S. Government Fund and Colonial Federal Securities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Funds.

--------------------------------------------------------------------------------
A select group of investment managers
--------------------------------------------------------------------------------

Liberty Financial Investments offers a diverse group of mutual funds from a select group of investment managers that includes Colonial Management Associates, Inc., Stein Roe & Farnham Incorporated and Newport Fund Management, Inc. Each of these accomplished managers offers solid long-term performance potential through a focused, consistent style of management. All are members of the Liberty Financial Companies (NYSE: L), a diversified asset management group with more than $50 billion in assets under management for more than 1.5 million investors.

You can choose from a spectrum of conservative income funds to more aggressive international funds to build a portfolio designed to meet your needs.

                             [GRAPH APPEARS HERE]

Disciplined Management Styles


International


Growth Stocks


Value Stocks


Taxable Bonds


Tax-Free Bonds


                                   Colonial
                                     Funds


                                   Stein Roe
                                 Advisor Funds


                                    Newport
                                     Funds


Ask your financial advisor to help you develop an investment strategy that blends the complementary disciplines of different investment managers into a well-balanced program tailored to your goals.




-------------------------
COLONIAL GOVERNMENT FUNDS           Semiannual Report, February 28, 1998
-------------------------

                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                  HOLLISTON, MA
                                  PERMIT NO. 20


[LOGO OF LIBERTY FINANCIAL INVESTMENTS, INC. APPEARS HERE]

LIBERTY FINANCIAL INVESTMENTS, INC. (C) 1998
Distributor Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
Visit us at www.libertyfunds.com